UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

_________________________________________________

FORM 8-K/A

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report December 15, 2005
(Date of earliest event reported)

RAND CAPITAL CORPORATION
(Exact Name of Registrant as Specified in Its Charter)

NEW YORK
(State or Other Jurisdiction of Incorporation)

001-08205	16-0961359
(Commission File Number)	(IRS Employer Identification No.)

2200 Rand Building, Buffalo, NY	14203
(Address of Principal Executive Offices)	(Zip Code)

(716) 853-0802
(Registrant's Telephone Number, Including Area Code)

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

        Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

        [  ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

        [  ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

        [  ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

        [  ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02	Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

        (c)  On December 15, 2005, the Board of Directors of Rand Capital Corporation elected Robert M. Zak as a director of the corporation to fill the remaining term of Luiz F. Kahn, who died on November 4, 2005.  The information contained in the press release dated December 15, 2005 that has been filed as Exhibit 99.1 to this report is hereby incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits

        (c) Exhibits

                99.1        Press Release of Rand Capital Corporation dated December 15, 2005
                                -- Previously filed.

SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

RAND CAPITAL CORPORATION

Date: December 16, 2005	By:	/s/ Daniel P. Penberthy
Name: Daniel P. Penberthy
Title: Senior Vice President and Treasurer